UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2010

Saia, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11465 Johns Creek Parkway, Suite 400, Johns Creek, Georgia		30097
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-232-5067

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.07 Submission of Matters to a Vote of Security Holders.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2010
________________________________________

SAIA, INC.
________________________________________ (Exact name of registrant as specified in its charter)

Delaware 0-49983 48-1229851
________________________________________ (State or other jurisdiction (Commission (IRS Employer of incorporation) File Number) Identification No.)

11465 Johns Creek Parkway, Suite 400, Johns Creek, GA 30097
________________________________________ (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (770) 232-5067
________________________________________

No Changes.
________________________________________(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 27, 2010, Saia, Inc (the "Company") held its 2010 Annual Meeting of Shareholders. The matters listed below were submitted to a vote of the Company’s shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the SEC on March 29, 2010. The results of the shareholder vote are as follows:

Proposal 1—Election of Directors
The following individuals were elected to serve as Class II directors to hold office until the 2013 Annual Meeting of Shareholders and until their successors are elected and qualified.

Director Nominee For Against Abstain Non-Votes
John J. Holland 12,208,813 278,532 7,187 1,053,822
Richard D. O'Dell 12,371,206 116,778 6,548 1,053,822
Douglas W. Rockel 12,207,101 279,200 8,231 1,053,822

Proposal 2—Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2010
Our shareholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the 2010 fiscal year.

For Against Abstain
12,952,411 583,005 12,938

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAIA, INC.

Date: April 30, 2010

/s/ James A. Darby
________________________________________
James A. Darby
Vice President of Finance and
Chief Financial Officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saia, Inc.

April 30, 2010	By:	James A. Darby

Name: James A. Darby
Title: Vice President of Finance and Chief Financial Officer